                                                                      Exhibit 21

                          Subsidiaries of Manpower Inc.

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
                                                                                     Incorporated in
              Corporation Name                                                     State / Country of
              ----------------                                                     ------------------
Huntsville Service Contractors, Inc.                                                     Alabama
Benefits Agro S.A.                                                                      Argentina
Benefits S.A.                                                                           Argentina
Cotecsud S.A.S.E.                                                                       Argentina
CH Systems Pty. Ltd.                                                                    Australia
Empower Corporate Research Pty. Ltd.                                                    Australia
Global Management Training Pty. Ltd.                                                    Australia
ICV International Pty. Ltd.                                                             Australia
Intellectual Capital Pty. Ltd.                                                          Australia
Leadership Partners Pty. Ltd.                                                           Australia
Manpower Services (Australia) Pty. Ltd.                                                 Australia
Polson Pty. Ltd.                                                                        Australia
Primepower Management Services Pty. Ltd.                                                Australia
The Empower Group (Queensland) Pty. Ltd.                                                Australia
The Empower Group Pty. Ltd.                                                             Australia
World Competitive Practices Pty. Ltd.                                                   Australia
Human Power Projects GmbH                                                                Austria
Manpower GmbH                                                                            Austria
Manpower Holding GmbH                                                                    Austria
Manpower Unternehmens und Personalberatungs GmbH                                         Austria
Elan IT Resource S.A.                                                                    Belgium
Multiskill S.A.                                                                          Belgium
S.A. Manpower (Belgium)  N.V.                                                            Belgium
Manpower Brasil Ltda.                                                                    Brazil
Manpower Ltda Sociedada Civil                                                            Brazil
Manpower Participacoes Ltda.                                                             Brazil
Manpower Professional Ltda.                                                              Brazil
Manpower Staffing Ltda.                                                                  Brazil
Manpower/V-TRAC International, Ltd.                                              British Virgin Islands
Bowker Consulting Inc.                                                                 California
Terranova Consulting Group, LLC                                                        California
Jefferson Wells International (Canada), Inc.                                             Canada
Manpower Services Canada Limited                                                         Canada
CEL Management Consultancy (Shanghai) Co. Ltd                                             China
Manpower Business Consulting (Shanghai) Co. Ltd.                                          China
Standard Management Consulting Limited                                                    China
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
                                                                                     Incorporated in
              Corporation Name                                                     State / Country of
              ----------------                                                     ------------------
Manpower de Columbia Ltda.                                                              Colombia
Manpower Professional Ltd.                                                              Colombia
Manpower Costa Rica, S.A.                                                              Costa Rica
Manpower Republique Tcheque                                                          Czech Republic
Ironwood Capital Corporation                                                            Delaware
Jefferson Wells International, Inc.                                                     Delaware
Manpower CIS Inc.                                                                       Delaware
Manpower Franchises LLC                                                                 Delaware
Manpower Holdings, Inc.                                                                 Delaware
Manpower International Inc.                                                             Delaware
Prospect International, Inc.                                                            Delaware
U.S. Caden Corporation                                                                  Delaware
Elan Computing A/S                                                                       Denmark
Empower ApS                                                                              Denmark
Manpower A/S (Denmark)                                                                   Denmark
Manpower El Salvador, S.A. de C.V.                                                     El Salvador
Elan IT Resource                                                                         Finland
Manpower Contract Center Oy                                                              Finland
Manpower Facility Management OY                                                          Finland
Manpower OY                                                                              Finland
The Empower Group OY                                                                     Finland
Elan I.T. Resource SARL                                                                  France
Fortec SARL                                                                              France
Manpower France SAS                                                                      France
Supplay S.A.                                                                             France
Adservice GmbH                                                                           Germany
Ambridge Group GmbH                                                                      Germany
Bankpower GmbH Personaldienstleistungen                                                  Germany
Consulting by Manpower GmbH                                                              Germany
Elan Computing (Deutschland) GmbH                                                        Germany
Elan IT ReSource GmbH                                                                    Germany
Elan Telecommunications GmbH                                                             Germany
Engineering by Manpower                                                                  Germany
Manpower Finance - Personaldienstleistungen GmbH                                         Germany
Manpower GmbH Personaldienstleistungen                                                   Germany
Manpower Team S.A.                                                                       Greece
Project Solutions S.A.                                                                   Greece
Manpower Guatemala, S.A.                                                                Guatemala
Manpower Honduras, S.A.                                                                 Honduras
Center for Effective Leadership (HK) Ltd.                                               Hong Kong
Country Tech, Ltd.                                                                      Hong Kong
Elan Computing (Asia) Limited                                                           Hong Kong
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
                                                                                     Incorporated in
              Corporation Name                                                     State / Country of
              ----------------                                                     ------------------
Manpower Services (Hong Kong) Limited                                                   Hong Kong
Manpower Swift Recruitment Services Limited                                             Hong Kong
Manpower Munkaero Szervezesi KFT                                                         Hungary
Bartran, Inc.                                                                           Illinois
Complete Business Services of IL, Inc.                                                  Illinois
Transpersonnel, Inc.                                                                    Illinois
Manpower Services India Pvt. Ltd.                                                         India
Elan Recruitment Limited                                                                 Ireland
Manpower (Ireland) Group Limited                                                         Ireland
Manpower (Ireland) Limited                                                               Ireland
The Skills Group Contract Services Limited                                               Ireland
The Skills Group Financial Services Limited                                              Ireland
The Skills Group International Limited                                                   Ireland
Adam Ltd.                                                                                Israel
Adi Ltd.                                                                                 Israel
Career Ltd.                                                                              Israel
Hahaklai Ltd.                                                                            Israel
M.I.T. (Manpower Information Technology) Ltd.                                            Israel
M.P.H. Holdings Ltd.                                                                     Israel
Manpower Israel Holdings (1999) Limited                                                  Israel
Manpower Israel Limited                                                                  Israel
Manpower Miluot Ltd.                                                                     Israel
Nativ 2 Ltd.                                                                             Israel
Quality Translations Partnership M.P. (1992)                                             Israel
S.T.M Technologies Ltd.                                                                  Israel
Target Market                                                                            Israel
Unison Engineering Projects Ltd.                                                         Israel
Brook Street S.P.A. Selection and Recruiting                                              Italy
Brook Street S.P.A. Temporary Services                                                    Italy
Elan Italia S.a.r.l.                                                                      Italy
Manpower Consulting S.P.A.                                                                Italy
Manpower Formazione S.P.A.                                                                Italy
Manpower Italia S.r.l.                                                                    Italy
Manpower S.P.A.                                                                           Italy
Manpower Seleform S.P.A.                                                                  Italy
I. P. C. Corporation                                                                      Japan
JobSearchpower Co. Ltd.                                                                   Japan
JobSupportpower Co. Ltd.                                                                  Japan
Manpower Japan Co. Limited                                                                Japan
Skillpartner Co. Ltd.                                                                     Japan
Jordanian American Manpower Company, W.L.L.                                              Jordan
Manpower Korea, Inc.                                                                      Korea


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
                                                                                     Incorporated in
              Corporation Name                                                     State / Country of
              ----------------                                                     ------------------
Manpower Professional Services, Inc.                                                      Korea
Aide Temporaire SARL                                                                   Luxembourg
Agensi Pekerjaan Manpower Recruitment Sdn Bhd                                           Malaysia
Manpower Staffing Services (Malaysia) Sdn Bhd                                           Malaysia
Techpower Consulting Sdn Bhd                                                            Malaysia
Manpower Antilles                                                                      Martinique
Intelecto Tecnologico, S.A. De C.V.                                                      Mexico
Manpower Corporativo, S.A. de C.V.                                                       Mexico
Manpower Industrial, S.A. de C.V.                                                        Mexico
Manpower Mensajeria, S.A. de C.V.                                                        Mexico
Manpower S.A. de C.V.                                                                    Mexico
Tecnologia Y Manufactura, S.A. de C.V.                                                   Mexico
The Empower Group, S.A. de C.V.                                                          Mexico
Manpower Monaco SAM                                                                      Monaco
Societe Marocaine De Travail Temporaire                                                  Morocco
Ambridge International BV                                                              Netherlands
Elan Computing (Netherlands) B.V.                                                      Netherlands
Manpower Consultancy B.V.                                                              Netherlands
Manpower Direkt B.V.                                                                   Netherlands
Manpower Industrie B.V.                                                                Netherlands
Manpower Management B.V.                                                               Netherlands
Manpower Nederland B.V.                                                                Netherlands
Manpower Uitzendorganisatie B.V.                                                       Netherlands
Mobilans B.V.                                                                          Netherlands
MP Project Support B.V.                                                                Netherlands
Ultraflex B.V.                                                                         Netherlands
Ultrasearch B.V.                                                                       Netherlands
Manpower Nouvelle Caledonie                                                           New Caledonia
Brecker & Merryman Inc.                                                                 New York
Manpower Inc. of New York                                                               New York
Cooper Osborne                                                                         New Zealand
Manpower Services (New Zealand) Ltd.                                                   New Zealand
Manpower Nicaruagua                                                                     Nicaragua
Bankpower A/S                                                                            Norway
Elan Computing A/S                                                                       Norway
Framnaes Installajon A/S                                                                 Norway
Manpower A/S                                                                             Norway
Manpower Contract Center AS                                                              Norway
Manpower Facility Management A/S                                                         Norway
Quality People A/S                                                                       Norway
Techpower A/S                                                                            Norway
The Empower Group A/S                                                                    Norway


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
                                                                                     Incorporated in
              Corporation Name                                                     State / Country of
              ----------------                                                     ------------------
Tri County Business Services, Inc.                                                        Ohio
Manpower Panama S.A.                                                                     Panama
Temporales Panama S.A.                                                                   Panama
Manpower Peru S.A.                                                                        Peru
Manpower Professional Services S.A.                                                       Peru
Manpower Outsourcing Services Inc.                                                     Phillipines
Prime Manpower Resources Development Inc.                                              Phillipines
Manpower Polska SP. ZO. O                                                                Poland
Center for Effective Leadership (Asia) Pte. Ltd.                                        Singapore
Highly Effective Youth (Asia) Pte. Ltd.                                                 Singapore
Manpower Staffing Services (Singapore) Pte. Ltd.                                        Singapore
The Empower Group (Asia) Ltd.                                                           Singapore
Ambridge Technologies (Pty) Limited                                                   South Africa
Manpower Reunion                                                                      South Africa
Manpower SA (Pty) Ltd.                                                                South Africa
By Manpower S.L.U.                                                                        Spain
Elan IT Resource S.L.U.                                                                   Spain
Link Externalizacion de Servicios, S.L.U                                                  Spain
Manpower Team E.T.T., S.A.U.                                                              Spain
Elan IT Resources AB                                                                     Sweden
Empower Solutions AB                                                                     Sweden
JKW Servicenter AB                                                                       Sweden
Manpower AB                                                                              Sweden
Manpower Care AB                                                                         Sweden
Manpower Contract Center AB                                                              Sweden
Manpower Outsourcing AB                                                                  Sweden
Manpower Professional AB                                                                 Sweden
Manpower Resurs AB                                                                       Sweden
Manpower Servicenter AB                                                                  Sweden
Manpower Sverige AB                                                                      Sweden
MZTK  Chefsrekrytering AB                                                                Sweden
The Empower Group AB                                                                     Sweden
Allegra Finanz AG                                                                      Switzerland
Ambridge Professional Services GmbH                                                    Switzerland
Caden Corporation S.A.                                                                 Switzerland
Elan Computing (Schweiz) AG, Zurich                                                    Switzerland
Elan Telecommunications GmbH                                                           Switzerland
M.S.A.                                                                                 Switzerland
Manpower AG                                                                            Switzerland
Manpower Holding AG                                                                    Switzerland
Manpower HR Management S.A.                                                            Switzerland
Manpower Services (Taiwan) Co., Ltd.                                                     Taiwan
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
                                                                                     Incorporated in
              Corporation Name                                                     State / Country of
              ----------------                                                     ------------------
HR Power Service Co. Ltd.                                                               Thailand
Skillpower Services (Thailand) Co. Ltd.                                                 Thailand
Manpower Tunisie                                                                         Tunisia
Manpower Insan Kaynaklari Limited Sirketi                                                Turkey
Ambridge Contracting Limited                                                         United Kingdom
Ambridge Projects Limited                                                            United Kingdom
Ambridge Systems Limited                                                             United Kingdom
Bafin (UK) Limited                                                                   United Kingdom
Bafin Holdings                                                                       United Kingdom
Bafin Services Limited                                                               United Kingdom
Brook Street Bureau PLC                                                              United Kingdom
Brookstreet ( UK) Limited                                                            United Kingdom
BS Project Services Limited                                                          United Kingdom
Challoners Limited                                                                   United Kingdom
DP Support Services Limited                                                          United Kingdom
Elan Computing (Midlands) Limited                                                    United Kingdom
Elan Computing (Northern) Limited                                                    United Kingdom
Elan Computing (Scotland) Limited                                                    United Kingdom
Elan Computing Limited                                                               United Kingdom
Elan Group Limited                                                                   United Kingdom
Elan IT Resource Support                                                             United Kingdom
Elan Telecommunications Group Ltd.                                                   United Kingdom
Elan Telecommunications Ltd                                                          United Kingdom
Ferribush Limited                                                                    United Kingdom
Girlpower Limited.                                                                   United Kingdom
Manpower (Ireland) Limited                                                           United Kingdom
Manpower (UK) Limited                                                                United Kingdom
Manpower Contract Services Limited                                                   United Kingdom
Manpower IT Services Limited                                                         United Kingdom
Manpower Nominees Limited                                                            United Kingdom
Manpower Public Limited Company                                                      United Kingdom
Manpower Resourcing Limited                                                          United Kingdom
Manpower Services Ltd.                                                               United Kingdom
Manpower Strategic Services                                                          United Kingdom
Nicholas Andrews Limited                                                             United Kingdom
Overdrive Limited                                                                    United Kingdom
Psyconsult International Limited                                                     United Kingdom
Salespower Limited                                                                   United Kingdom
Screenactive Ltd.                                                                    United Kingdom
Temp Finance & Accounting Service Limited                                            United Kingdom
The Empower Group (UK) Limited                                                       United Kingdom
The Empower Group Ltd.                                                               United Kingdom
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
                                                                                     Incorporated in
              Corporation Name                                                     State / Country of
              ----------------                                                     ------------------
The House of Catalyst                                                                United Kingdom
The Skills Group International Limited (UK)                                          United Kingdom
The Trotman Group Ltd.                                                               United Kingdom
Trotman & Company Ltd.                                                               United Kingdom
Aris Sociedad Anonima                                                                    Uruguay
Manpower de Venezuela C.A.                                                              Venezuela
Manpower Empresa de Trabajo Temporal, C.A.                                              Venezuela
Servicios Alleray, C.A.                                                                 Venezuela
Manpower Nominees Inc.                                                                  Wisconsin
Manpower of Indiana Limited Partnership                                                 Wisconsin
Manpower of Texas Limited Partnership                                                   Wisconsin
Manpower Professional Services Inc.                                                     Wisconsin
Manpower Texas Holdings LLC                                                             Wisconsin
Resource Consulting Group, Inc.                                                         Wisconsin
Signature Graphics of Milwaukee, Inc.                                                   Wisconsin
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